Exhibit 19

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               9

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                   $3,149,999,805.03             175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.170%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.180%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.210%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.530%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $8,691,156.65                  $295.32           $8,691,451.97
  Repurchased Loan Proceeds Related to Interest                           4,494.25                     0.00                4,494.25
                                                                          --------                     ----                --------
      Total                                                          $8,695,650.90                  $295.32           $8,695,946.22
  Servicer Advances:
  Principal Advances                                                         $0.00                  $533.79                 $533.79
  Interest Advances                                                   1,724,625.89                    62.31            1,724,688.20
                                                                      ------------                    -----            ------------
      Total                                                          $1,724,625.89                  $596.10           $1,725,221.99
  Principal:
  Principal Collections                                             $61,448,405.84                $6,611.00          $61,455,016.84
  Prepayments in Full                                                32,825,244.35                18,378.80           32,843,623.15
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        418,081.68                     0.00              418,081.68
  Payahead Draws                                                              0.00                    70.83                   70.83
                                                                              ----                    -----                   -----
      Total                                                         $94,691,731.87               $25,060.63          $94,716,792.50
  Liquidation Proceeds                                                                                                $1,735,596.13
  Recoveries from Prior Month Charge-Offs                                                                                 48,793.00
                                                                                                                          ---------
      Total Principal Collections                                                                                    $96,501,181.63
  Principal Losses for Collection Period                                                                              $3,634,055.65
  Total Regular Principal Reduction                                                                                  $98,351,381.94
  Total Collections                                                                                                 $106,922,349.84

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $106,922,349.84
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $106,922,349.84



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               9

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,996,664.72        $1,996,664.72                $0.00
   Amount per $1,000 of Original Balance               0.65                 0.65                 0.00
  Net Swap Payment, Tranche A2 B                 $201,771.44
  Net Swap Payment, Tranche A3 B                 $227,525.00
  Net Swap Payment, Tranche A4 B                 $253,727.50
  Net Swap Payment, Tranche B-2                   $49,977.08
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  729,619.93          729,619.93                   0.00                 0.00                0.00
   Class A2 B Notes                  526,947.73          526,947.73                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  280,250.00          280,250.00                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  212,758.33          212,758.33                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    47,493.75           47,493.75                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,148,660.99       $3,148,660.99                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,398,615.16       $3,398,615.16               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $100,794,068.94
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        25,053,320.88
   Regular Principal Distribution Amount     67,215,463.83
                                             -------------
      Principal Distribution Amount         $92,268,784.71
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       46,134,392.35
    Class A2 B Notes                                       46,134,392.36
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
    Class C Notes                                                   0.00
                                                                    ----
      Total Note Principal Paid                           $92,268,784.71
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:              $92,268,784.71
  Collections Released to Seller                           $8,525,284.23
  Total Available for Distribution          $106,922,349.84
  Total Distribution (incl. Servicing Fee)  $106,922,349.84


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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               9

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              72.08                    1.14                    73.23
  Class A2 B Notes                                              72.08                    0.82                    72.91
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    0.98                     0.98
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.01                     1.01
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.28                     1.28
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $30.76                   $1.05                   $31.81
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $30.16                   $1.11                   $31.27

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,223,342,418.59       0.7412565              $2,131,073,633.88        0.7104943
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             540,459,209.29       0.8444675                 494,324,816.94        0.7723825
  Class A2 B Notes                             540,459,209.30       0.8444675                 494,324,816.94        0.7723825
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,283,331,418.59       0.7463299              $2,191,062,633.88        0.7161709
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.20%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              42.35                                           41.55
  Remaining Number of Receivables                      155,530                                         152,323
  Portfolio Receivable Balance               $2,395,997,667.92                               $2,297,646,285.98

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $7,226,463.83
  Specified Credit Enhancement Amount                                                                        $22,976,462.86
  Yield Supplement Overcollateralization Amount                                                              $99,357,188.27
  Target Level of Overcollateralization                                                                     $106,583,652.10





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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               9

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,735,596.13
  Recoveries from Prior Month Charge-Offs                                                                                $48,793.00
  Total Principal Losses for Collection Period                                                                        $3,634,055.65
  Charge-off Rate for Collection Period (annualized)                                                                          0.93%
  Cumulative Net Losses for all Periods                                                                               $9,005,332.06


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,865                $28,916,808.36
  61-90 Days Delinquent                                                                           287                 $4,413,906.45
  91-120 Days Delinquent                                                                           67                 $1,093,806.79
  Over 120 Days Delinquent                                                                         95                 $1,726,977.35

  Repossesion Inventory                                                                           266                 $4,398,673.97


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.6320%
  Preceding Collection Period                                                                                               0.9474%
  Current Collection Period                                                                                                 0.9458%
  Three Month Average                                                                                                       0.8417%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2919%
  Current Collection Period                                                                                                 0.2948%
  Three Month Average                                                                                                       0.2885%







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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               9

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,961,001.69                     $3,482.52
  New Advances                                                                           1,706,764.54                        596.10
  Servicer Advance Recoveries                                                            2,076,081.37                        530.38
                                                                                         ------------                        ------
  Ending Servicer Advances                                                              $5,591,684.86                     $3,548.24

  Current Month Interest Advances for Prepaid Loans                                        $17,861.35                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                        $222.76
  Additional Payaheads                                                                                                    20,453.51
  Payahead Draws                                                                                                          18,744.95
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                         $1,931.32


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